--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------


                                                               December 14, 1995

Dear Shareholder,

    Since the inception of The BlackRock Income Trust Inc. in 1988, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 has been a great year for investments in the bond market following the disappointments of 1994, as yields have declined and the value of fixed income securities has increased dramatically.

    Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year, and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.

    BlackRock Financial Management is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long term investment philosophy.

    We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.


Sincerely,




Laurence D. Fink                   Ralph L. Schlosstein
Chairman                           President

                                                               December 14, 1995

Dear Shareholder:

    The annual report for The BlackRock Income Trust Inc. ("BKT" or the "Trust") for the fiscal year ended October 31, 1995 is provided to you with this letter. We would like to take this opportunity to review the Trust's strong performance over its fiscal year, from both a stock price and net asset value (NAV)
perspective,  as  well  as to  discuss  both  the  opportunities  available  and
challenges   presented  to  the  Trust  in  the  current  lower   interest  rate
environment.

    The Trust is a diversified, actively managed closed-end bond fund whose investment objective is to provide high current income consistent with the preservation of capital. The Trust seeks this objective by investing primarily in mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and, to a lesser extent, U.S. Government securities, asset-backed securities and privately issued mortgage-backed securities. At least 85% of the Trust's assets must be rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase; of this 85% at least 80% of the Trust's assets must be rated at least "AAA" by Standard & Poor's at the time of purchase while the remaining 5% can be invested in securities rated at least "AAA" by Standard & Poor's, "Aaa" by Moody's or deemed "AAA" by the Advisor at the time of purchase. Additionally, 15% of the Trust's assets can be invested in securities rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase.

    The Trust's shares are traded on the New York Stock Exchange under the symbol BKT. The table below summarizes the performance of the Trust's stock price and NAV over the fiscal year:

                            ----------------------------------------------------
                            10/31/95   10/31/94   Change     High       Low
--------------------------------------------------------------------------------
Stock Price                 $7.25      $6.375     13.73%    $7.375     $5.875
--------------------------------------------------------------------------------
Net Asset Value (NAV)       $7.66      $7.25       5.66%    $7.69      $7.09
--------------------------------------------------------------------------------
Premium/(Discount) to NAV   (5.35%)   (12.07%)    (6.72%)   (2.03%)   (17.37%)
--------------------------------------------------------------------------------

The Fixed Income Markets

    The dramatic rally in the capital markets, which caused interest rates to fall and prices of fixed income securities to increase throughout late 1994 and 1995, has changed the market landscape for fixed income investors. The rally in the Treasury market, sparked by a slowdown in economic growth and modest inflation data, began during the fourth quarter of 1994 and continued to accelerate through the first, second and third quarters of 1995. The threat of inflation diminished as economic reports during the second quarter generally expressed moderate growth at a sustainable pace. With investor confidence in the value of fixed income securities renewed, market demand increasingly accelerated.

    Over the past twelve months, interest rates have fallen substantially across the yield curve. Yield levels on the intermediate portion of the Treasury curve have fallen over 150 basis points (1.50%) as the 10-year Treasury closed at 6.02% on October 31, 1995. During July and the beginning of August, the rally was temporarily halted as strong economic data dampened expectations for a follow-up reduction in the Fed funds target rate after the July 6th ease. As the fourth quarter began, the market for fixed income securities appeared generally positive and October interest rates returned to their 1995 lows due to a return to sluggish growth, low inflation and a perceived Fed bias toward ease near year-end.

    The outcome of the Federal budget battle may well play a significant role in determining the course of the bond market for the remainder of 1995 and into 1996. The Federal Reserve appears biased to ease but is apparently awaiting the outcome of the budget talks before adjusting monetary policy as a reward for any fiscal restraint. Additionally, uncertainty surrounding the potential default on payment of certain U.S. Government securities could also heighten investor concerns. While we remain attuned to the possibility of a rejuvenated economy during the fourth quarter of 1995 and the possibility of accompanying inflationary pressure as well as the ramifications of a default by the Federal Government, we believe that the fixed income markets offer many pockets of value to investors in the coming months.

The Trust's Portfolio and Investment Strategy

    BlackRock Financial Management, Inc. (BlackRock) has been actively managing the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objectives. The chart below illustrates the modifications made to the Trust's portfolio as of October 31, 1995 and October 31, 1994.


--------------------------------------------------------------------------------
  Composition                                 October 31, 1995  October 31, 1994
--------------------------------------------------------------------------------
  Mortgage Pass-Throughs                               24%            29%
--------------------------------------------------------------------------------
  Adjustable Rate Mortgages                            18%             9%
--------------------------------------------------------------------------------
  Agency Multiple Class Mortgage Pass-Throughs         16%             8%
--------------------------------------------------------------------------------
  FHA Project Loans                                    15%            16%
--------------------------------------------------------------------------------
  Stripped Mortgage-Backed Securities                  10%             5%
--------------------------------------------------------------------------------
  Non-Agency Multiple Class Mortgage Pass-Throughs      7%             4%
--------------------------------------------------------------------------------
  Asset-Backed Securities                               4%            10%
--------------------------------------------------------------------------------
  CMO Residuals                                         3%             3%
--------------------------------------------------------------------------------
  U.S. Treasury Securities                              2%            14%
--------------------------------------------------------------------------------
  Commercial Mortgage-Backed Securities                 1%             1%
--------------------------------------------------------------------------------
  Municipal Bonds                                       0%             1%
--------------------------------------------------------------------------------

    The most significant shift in the Trust's portfolio over the fiscal year has been an increased allocation to the mortgage sector and a corresponding decrease in Treasury exposure. The Trust took advantage of increased demand for U.S. Treasury securities and substantially reduced its holdings by selling into the strength of the market. This allowed the Trust to reallocate assets across the mortgage-backed securities market, ultimately increasing the portfolio's total mortgage exposure to 94%.

    Within the mortgage market, the Trust's increased its allocation to adjustable-rate mortgages (ARMs), doubling its holdings over the year. The Trust opportunistically purchased these securities as an excess of ARM supply caused them to trade at attractive yields relative to Treasuries. Additionally, ARMs can be less interest rate sensitive than other mortgage products with fixed coupon rates, potentially providing greater cash flow predictability.

    The Trust is managed to maintain an interest rate sensitivity (or duration) resembling that of a 10-year Treasury; this means that the portfolio's NAV will change similarly to the price of the 10-year given a change in interest rates. Thus, as the Treasury market rallied, both the price of the 10-year and the NAV of the Trust increased. However, the rapid and substantial decline in interest rates, as a result of the rally, has led to a reduction in the amount of net investment income the Trust was able to earn over its fiscal year.

    On October 31, 1995, the Board of Directors of BKT announced that according to the Trust's estimates, approximately half of the October dividend and the entire September dividend was from paid-in-capital. The decline in rates has prompted an increase in refinancing activity, as homeowners have paid down their mortgages to take advantage of lower mortgage rates.

The Trust, which invests primarily in mortgage-backed securities, had to reinvest prepaid principal in the declining interest rate environment, resulting in the replacement of previously held bonds with lower yielding bonds. Paid-in-capital distributions are not taxable, and when definitive information is available to the Trust at calendar year end, you will receive information to assist you in filing your 1995 taxes.

    We look forward to managing the Trust in the coming fiscal year to benefit from the opportunities available to investors in the fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock Income Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,





Robert Kapito                           Keith T. Anderson
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.


================================================================================
                         The BlackRock Income Trust Inc.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                            BKT
--------------------------------------------------------------------------------
Initial Offering Date:                                   July 22, 1988
--------------------------------------------------------------------------------
Closing Stock Price as of 10/31/95:                          $7.25
--------------------------------------------------------------------------------
Net Asset Value as of 10/31/95:                              $7.66
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 10/31/95 ($7.25)1:         7.76%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                   $0.0468753
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:                $0.562503
================================================================================

-------------------
1Yield on Closing Stock Price is  calculated by dividing the current  annualized distribution per share by the closing stock price per share.
2The distribution is not constant and is subject to change.
3New dividend rate effective with January 1996 payment.

(Left Column)

--------------------------------------------------------------------------------
The BlackRock Income Trust Inc.
Portfolio of Investments
October 31, 1995
--------------------------------------------------------------------------------
         Principal
          Amount                                                        Value
           (000)               Description                             (Note 1)
--------------------------------------------------------------------------------

                      Long-Term Investments-143.6%
                      Mortgage Pass-Throughs-78.3%
                      Federal Home Loan Mortgage
                        Corporation,
         $68,850+       6.50%, 12/01/23 -- 10/01/25 .............  $ 66,827,068
           1,853        6.67%, 02/01/18, 1 year CMT
                          (ARM) .................................     1,847,505
           7,785+       7.50%, 07/01/07 -- 02/01/23 .............     7,980,093
          13,708+       7.50%, 06/01/99 -- 03/01/00,
                          5 year ................................    13,943,956
           1,695        8.00%, 11/01/15 .........................     1,753,043
           1,623        8.50%, 06/01/06 -- 12/01/07 .............     1,681,687
           4,022        8.50%, 05/01/01 -- 03/01/08,
                          15 year ...............................     4,175,376
           7,035+       9.00%, 09/01/20 -- 07/01/21 .............     7,417,301
              43        10.50%, 06/01/19 ........................        46,658
                      Federal Housing Administration,
           1,925        Altercare Bucyrus,
                          8.25%, 06/25/34 .......................     1,930,564
           2,331        Beachwood Manor,
                          8.25%, 10/01/34 .......................     2,354,559
           4,320        Brookville, 7.50%, 08/01/28 .............     4,268,926
           3,754        Country Estates,
                          8.375%, 01/01/35 ......................     3,864,559
           1,522        Elkton Care Center,
                          7.30%, 06/01/35 .......................     1,491,914
                        GMAC,
           6,411          Series 33, 7.43%, 09/01/21 ............     6,594,282
           2,222          Series 46, 7.43%, 01/01/22 ............     2,289,936
             919          Series 48, 7.43%, 06/01/22 ............       941,990
             508          Series 51, 7.43%, 02/01/23 ............       523,169
           8,154          Series 56, 7.43%, 11/01/22 ............     8,398,480
                        Merrill,
           1,302          Series 54, 7.43%, 05/15/23 ............     1,342,789
           3,437          Series 95, 7.43%, 03/01/22 ............     3,542,711
           1,261        Middlesex, 8.625%, 09/01/34 .............     1,291,485
           1,691        Overlook Green South,
                          7.50%, 09/01/34 .......................     1,671,212
           4,945        Parkside, 7.30%, 02/01/13 ...............     5,055,487
           2,701        Project Gladys Hampton,
                          8.45%, 02/01/21 .......................     2,742,429
           1,922        Providence Apartments,
                          7.25%, 12/01/34 .......................     1,880,035
                        Reilly,
           3,605          Series 34, 7.43%, 08/01/19 ............     3,688,729
             576          Series 74, 7.43%, 10/01/23 ............       592,294
           2,349        Retreat at Windmere,
                          7.375%, 11/01/34 ......................     2,309,115

Right Column

--------------------------------------------------------------------------------
         Principal
          Amount                                                        Value
           (000)               Description                             (Note 1)
--------------------------------------------------------------------------------

                      Federal Housing Administration,
         $ 2,123        Rosewood, 7.875%, 12/01/34 ..............  $  2,123,250
           1,525        Seneca Hills, 8.525%, 08/01/34 ..........     1,558,540
           1,436        St. Camillus Nursing, 7.875%,
                          05/01/35 1,425,817
           2,331        Summit Place, 7.90%, 11/01/34 ...........     2,316,033
           2,892        Tuttle Grove, 7.25%, 10/01/35 ...........     2,799,521
                        USGI,
           4,472          Polaris 982, 7.43%, 11/01/21 ..........     4,605,169
             949          Series 87, 7.43%, 12/01/22 ............       979,767
           7,635          Series 87 H, 7.22%, 01/01/19 ..........     7,592,898
           5,296          Series 99, 7.43%, 10/01/23 ............     5,442,108
           2,815          Series 1003, 7.43%, 03/01/24 ..........     2,850,545
           2,144          Series 2024, 7.88%, 05/01/17 ..........     2,252,429
           2,832          Series 6302, 7.43%, 12/01/21 ..........     2,912,428
           7,247          Yorkville 6094, 7.43%, 06/01/21 .......     7,466,051
           3,644        Waterford, 8.625%, 07/25/27 .............     3,756,602
           1,420        Whitehall, 8.25%, 05/25/35 ..............     1,434,003
                      Federal National Mortgage
                        Association,
           2,500        6.50%, Series 1994-M1, Class B,
                          10/25/03, Multifamily .................     2,504,687
           3,913+       6.835%, 01/01/25,
                          1 year CMT (ARM) ......................     3,999,996
           2,448+       7.00%, 11/01/08 .........................     2,488,607
          10,094++      7.075%, 01/01/25,
                          1 year CMT (ARM) ......................    10,317,937
             726        7.50%, 02/01/22 -- 11/01/23 .............       733,462
           1,354        7.748%, 03/01/22,
                          1 year CMT (ARM) ......................     1,385,156
           2,091        7.785%, 01/01/01,
                          7 year Multifamily ....................     2,199,026
           8,662+       8.00%, 05/01/08 -- 06/01/14 .............     8,974,703
             743        9.317%, 06/01/19,
                          10 year Multifamily ...................       823,872
           1,896        9.484%, 07/01/19, Multifamily ...........     2,087,139
           1,469        9.497%, 06/01/24, Multifamily ...........     1,596,990
             285        9.50%, 01/01/19 -- 06/01/20 .............       300,345
             791        9.732%, 07/01/19,
                          10 year Multifamily ...................       892,115
                      Government National Mortgage
                        Association,
           3,398        6.00%, 03/15/09 -- 04/15/09,
                          15 year ...............................     3,326,633
          36,042+       6.50%, 04/20/25 -- 05/20/25,
                          1 year CMT (ARM) ......................    36,639,214

See Notes to Financial Statements.

Left Column

--------------------------------------------------------------------------------
         Principal
          Amount                                                        Value
           (000)               Description                             (Note 1)
--------------------------------------------------------------------------------

                      Government National Mortgage
                        Association,
         $31,683+       7.00%, 11/20/24 -- 06/20/25,
                          1 year CMT (ARM) ......................  $ 32,435,966
             754               7.00%, 10/15/17 ..................       748,496
           2,799             7.25%, 11/15/04 -- 01/15/06 ........     2,866,008
          16,937+     7.50%, 02/20/25 -- 03/20/25,
                        1 year CMT (ARM) ........................    17,347,803
          29,131+     8.50%, 05/15/01 -- 11/15/17 ...............    30,471,341
           1,563      9.00%, 06/15/18 -- 09/15/21 ...............     1,643,702
              14      9.50%, 07/15/16 ...........................        14,832
             275      10.00%, 07/15/17 -- 11/15/19 ..............       300,575
             812      11.00%, 06/15/18 -- 06/15/20 ..............       911,486
                                                                   ------------
                                                                    376,972,604
                                                                   ------------
                      Multiple Class Mortgage
                      Pass-Throughs-37.5%
           2,100      Citicorp Mortgage Securities Inc.,
                        Series 1994-9, Class A4, 06/25/09 .......     1,947,750
           4,077+     Collateralized Mortgage Obligation,
                        Trust 21, Class Y, 05/01/17 .............     4,076,630
          25,845      Community Program Loan Trust,
                        Series 1987-A, Class A-4, 10/01/18 ......    22,081,322
                      Federal Home Loan
                        Mortgage Corporation, Multiclass
                        Mortgage Participation Certificates,
           9,505+       Series 93, Class 93-H, 11/15/20 .........    10,171,679
           8,000++      Series 120, Class 120-H, 02/15/21 .......     8,460,856
           5,000        Series 138, Class 138-F, 07/15/21 .......     5,436,469
           1,000        Series 1388, Class 1388-H,
                          06/15/07 ..............................       816,245
           4,728        Series 1473, Class 1473-JA,
                          02/15/05 (I) ..........................       372,642
           9,932@       Series 1496, Class 1496-OD,
                          05/15/21 (I) ..........................     3,771,110
          17,384+       Series 1584, Class 1584-FB,
                          09/15/23 (ARM) ........................    18,035,568
                      Federal National Mortgage
                        Association, REMIC Pass-Through
                        Certificates,
           5,331+       Trust 1988-16, Class 16-B,
                          06/25/18 ..............................     5,697,812
           1,370        Trust 1989-30, Class 30-Z,
                          06/25/19 ..............................     1,455,790
          20,100++      Trust 1990-18, Class 18-K,
                          03/25/20 ..............................    22,041,793
           3,069        Trust 1991-38, Class 38-F,
                          04/25/21 (ARM) ........................     3,416,052
           2,341        Trust 1992-38, Class 38-SA,
                          04/25/21 (ARM) ........................     2,172,851
          33,512+/@     Trust 1992-69, Class 69-Z,
                          05/25/22 ..............................    32,977,024

Right Column

--------------------------------------------------------------------------------
         Principal
          Amount                                                        Value
           (000)               Description                             (Note 1)
--------------------------------------------------------------------------------

                      Federal National Mortgage
                        Association, REMIC Pass-Through
                        Certificates,
         $18,628+       Trust 1995-W3, Class W3-A,
                          04/25/25 ..............................  $ 19,268,733
             693      Morgan Stanley Capital Inc., Series
                        1986-C, Class C-14, 05/01/16 ............       728,408
           1,199      Resolution Trust Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 1992-2,
                        Class B-3, 11/25/21 .....................     1,202,887
          15,939      Salomon Capital Access Corporation,
                        Collateralized Mortgage Obligations,
                        Series 1986-1, Class C, 09/01/15 ........    16,158,279
                                                                   ------------
                                                                    180,289,900
                                                                   ------------
                      Commercial Mortgage-Backed
                      Security-0.4%
           2,000      Paine Webber Mortgage Acceptance
                        Corporation IV, 6.95%, Series 1995-
                        M1, Class B, 01/15/07 ...................     2,017,132
                                                                   ------------
                      Asset-Backed Securities-5.6%
           5,000      American Express Master Trust,
                        Series 1994-3, Class A, 7.85%,
                        8/15/05 .................................     5,404,650
           1,451      Chase Manhattan Grantor Trust,
                        Series 1995 -- Class A Automobile
                        Loan Pass-Through, 6.00%,
                        9/17/01 .................................     1,451,478
           3,602      MBNA Credit Card Trust, Series 1991-A,
                        Class A, 8.25%, 6/30/98 .................     3,600,514
           9,000      Prime Credit Card Master Trust,
                        Series 1995-1, Class A, 6.75%,
                        11/15/05 ................................     9,222,188
           7,200      Standard Credit Card Master Trust,
                        Series 1995-1, Class A, 6.55%,
                        10/07/07 ................................     7,204,500
                                                                   ------------
                                                                     26,883,330
                                                                   ------------
                      Stripped Mortgage-Backed
                      Securities-14.6%
           1,190      Chase Mortgage Finance Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 1994-A,
                        Class AP, 01/25/10 (P/O) ................       875,246
           1,857      Collateralized Mortgage Obligation,
                        Trust 36, Class A, 10/25/17 (P/O) .......     1,403,998

See Notes to Financial Statements.

Left Column

--------------------------------------------------------------------------------
         Principal
          Amount                                                        Value
           (000)               Description                             (Note 1)
--------------------------------------------------------------------------------

                      DBL, Collateralized Mortgage
                        Obligation,
          $  763        Trust K, Class 1, 09/23/17 (P/O) ........   $   459,652
           2,315        Trust V, Class 1, 09/01/18 (P/O) ........     1,750,378
                      First Boston Mortgage Securities,
           2,040        Series 1987-C, Class Z,
                        04/25/17 (I/O) ..........................       568,926
          25,763      Series 1988-E,
                        Class 2, 10/01/18 (I/O) .................     6,279,124
                      Federal Home Loan Mortgage
                      Corporation,
              67        Series 188, Class G,
                          09/15/21 (I/O) ........................     1,865,629
              34        Series 1003, Class 1003-O,
                          10/15/20 (I/O) ........................       848,113
           6,944        Series 1159, Class E,
                          11/15/21 (P/O) ........................     5,321,130
             612        Series 1418, Class M,
                          11/15/22 (P/O) ........................       201,162
           9,641+       Series 1690, Class 1690-B,
                          11/15/23 (P/O) ........................     4,541,187
                      Federal National Mortgage
                        Association,
           2,916@       Trust 9, Class 2, 02/01/17 (I/O) ........       726,795
          33,956        Trust 23, Class 2, 09/01/17 (I/O) .......     9,040,677
          10,069        Trust 95, Class 2, 10/01/20 (I/O) .......     2,680,930
          16,709        Trust 103, Class 2, 09/01/06 (I/O) ......     3,187,769
           2,532        Trust 141, Class 2, 09/25/21 (I/O) ......       670,941
           8,022        Trust 225, Class 1, 02/01/23 (P/O) ......     6,091,660
          19,906        Trust 268, Class 2, 09/01/22 (I/O) ......     5,200,571
           5,500        Trust 1991-110, Class 110-E,
                          05/25/21 (P/O) ........................     3,672,955
           1,256        Trust G1993-2, Class KB,
                          01/25/23 (P/O) ........................       376,352
          12,614        Trust 1993-213, Class 213-H,
                          09/25/23 (P/O) ........................     9,692,867
                      Housing Security Incorporated,
             489        Series 1992-EB, Class B-8,
                          09/25/22 (P/O) ........................       325,916
             726        Series 1993-D, Class D-8,
                          06/25/23 (P/O) ........................       460,500
             752      ML Trust XIX, Collaterallized
                        Mortgage Obligation, Class B (P),
                        Series 19, Class B, 11/25/17 (P/O) ......       569,933
              10      Prudential Home Mortgage Securities
                        Company, Mortgage Pass-Through
                        Certificates, Series1993-29,
                        Class A18, 08/25/08 (I/O) ...............     2,675,000

Right Column

--------------------------------------------------------------------------------
         Principal
          Amount                                                        Value
           (000)               Description                             (Note 1)
--------------------------------------------------------------------------------

         $ 4,775      Residential Funding Corporation,
                        Trust 1992-S6, Class S6-A11,
                        02/25/22 (I/O) ..........................   $    55,213
           1,132      Structured Mortgage Asset Trust,
                        Series 1993-3C, Class CX,
                        04/25/24 (P/O) ..........................       712,821
                                                                    -----------
                                                                     70,255,445
                                                                    -----------
                      CMO Residuals*-4.5%
           5,522      American Housing Trust III, Senior
                        Mortgage Pass-Through
                        Certificates, Series 1, Class 4,
                        (REMIC)#, 03/25/19 ......................       852,785
              25      Collateralized Mortgage Obligation,
                        Trust 13#, 01/20/03        783,199
               4      Collateralized Mortgage Securities
                        Corporation, Collateralized
                        Mortgage Obligations, Series
                        1990-3, Class 3-R, (REMIC)#,
                        05/25/20 ................................       270,088
              45      FBC Mortgage Securities Trust 16,
                        Variable Rate Collateralized
                        Mortgage Obligation, Series A#,
                        07/01/17 ................................     1,224,226
           3,115      FBC Mortgage Securities Trust 19,
                        Variable Rate Collateralized
                        Mortgage Obligation, Series A#,
                        10/20/18 ................................       225,000
                      Federal Home Loan Mortgage
                        Corporation, Multiclass Mortgage
                        Participation Certificates,
               7        Series 1017, Class 1017-R,
                          (REMIC), 11/15/20 .....................     1,083,370
          15,187        Series 1119, Class 1119-R,
                          (REMIC), 08/15/21 .....................     3,543,384
             450        Series 32, Class 32-R,
                          (REMIC), 03/15/20 .....................       512,364
                      Federal National Mortgage
                        Association, REMIC Pass-Through
                        Certificates,
           1,100        Trust 1989-99, Class 99-R,
                          12/25/19 ..............................     1,587,837
              10        Trust 1990-12, Class 12-R,
                          02/25/20 ..............................     2,262,720
              75        Trust 1990-53, Class 53-R,
                          05/25/20 ..............................     1,354,302
             100        Trust 1990-57, Class 57-R,
                          05/25/20 ..............................     2,050,000
              30        Trust 1990-78, Class 78-R,
                          07/25/20 ..............................       414,070

See Notes to Financial Statements.

Left Column

--------------------------------------------------------------------------------
         Principal
          Amount                                                        Value
           (000)               Description                             (Note 1)
--------------------------------------------------------------------------------

                      Federal National Mortgage Association,
          $   29        Trust 1990-86, Class 86-R,
                          07/25/20 ..............................  $  1,935,000
           7,310      ML Collateralized Mortgage Obligations,
                        Trust V#, 03/20/18 ......................     2,579,584
              10      PB Collateralized Mortgage obligation,
                        Trust 8, Class 8-H,
                        (REMIC)#, 03/01/19 ......................       195,000
              43      PaineWebber, Collateralized Mortgage
                        Obligation, Series N, Class 7, (REMIC),
                        01/01/19# ...............................       324,520
           1,059      Ryland Acceptance Corporation Four,
                        Collateralized Mortgage Bonds, Series
                        33, Class A, 06/20/18# ..................       288,149
           1,000      Smith Barney Mortgage Capital Trust VIII,
                      Collateralized Mortgage Obligations,
                      Series 1, Class 1-R, (REMIC)#,
                      05/01/19 ..................................       310,000
                                                                   ------------
                                                                     21,795,598
                                                                   ------------
                      U.S. Government Security-2.7%
          11,150+     U.S. Treasury Bonds, 7.625%,
                        2/15/25 .................................    12,944,481
                      Total long-term investments
                        (cost $702,574,425) .....................   691,158,490

                      SHORT-TERM INVESTMENT-0.5%
       Contracts**    CALL OPTIONS PURCHASED
       -----------    United States Treasury Bonds,
             251        Expiring Feb. '96 @ $114 ................     1,027,531
             174        Expiring Nov. '95 @ $110 ................     1,228,875
              75        Expiring Nov. '95 @ $112 ................       379,688
                                                                   ------------
                      Total short-term investments
                        (cost $1,298,672) .......................     2,636,094
                                                                   ------------
                      Total Investments-144.1%
                        (cost $703,873,097) .....................   693,794,584
                      Liabilities in excess
                        of other assets-(44.1%) .................  (212,493,720)
                                                                   ------------
                      NET ASSETS-100% ...........................  $481,300,864
                                                                   ============

Right Column

-------------------------
 #Private placements restricted as to resale.
 *Illiquid securities representing 3.1% of portfolio assets.
**One contract equals $100,000 face value.
 +$186,054,872 principal amount pledged as collateral for reverse repurchase agreements.
++Entire principal amount pledged as collateral for reverse repurchase agreements.
 +$3,999,637 principal amount pledged as collateral for futures transactions.
 @$27,545,233 principal amount pldeged as collateral for mortgage swap.

--------------------------------------------------------------------------------
                              Key to Abbreviations

         ARM      -Adjustable Rate Mortgage.
         CMO      -Collateralized Mortgage Obligation.
         CMT      -Constant Maturity Treasury.
         I        -Denotes a CMO with interest only characteristics.
         I/O      -Interest Only.
         P        -Denotes a CMO with principal only characteristics.
         P/O      -Principal Only.
         REMIC    -Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

See Notes to Financial Statements.

Left Column

--------------------------------------------------------------------------------
The BlackRock Income Trust Inc.
Statement of Assets and Liabilities
October 31, 1995
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $703,873,097) (Note 1) ..............  $693,794,584
Cash ............................................................       338,009
Receivable for investments sold .................................    59,662,083
Interest receivable .............................................     6,684,355
Due from broker-variation margin ................................        30,633
                                                                   ------------
                                                                    760,509,664
                                                                   ------------
Liabilities
Reverse repurchase agreements (Note 4) ..........................   214,437,875
Payable for investments purchased ...............................    59,704,620
Unrealized depreciation on mortgage swap
  (Notes 1 & 3) .................................................     2,502,451
Unrealized depreciation on interest rate cap
  (Notes 1 & 3) .................................................       692,328
Interest payable ................................................       589,268
Dividends payable ...............................................       461,872
Advisory fee payable (Note 2) ...................................       264,971
Administration fee payable (Note 2) .............................        81,530
Other accrued expenses ..........................................       473,885
                                                                   ------------
                                                                    279,208,800
                                                                   ------------
Net Assets                                                         $481,300,864
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5) .................................   $   628,499
  Paid-in capital in excess of par ..............................   563,355,769
                                                                   ------------
 ................................................................   563,984,268
  Accumulated net realized losses ...............................   (69,278,560)
  Net unrealized depreciation ...................................   (13,404,844)
                                                                   ------------
  Net assets, October 31, 1995 ..................................  $481,300,864
                                                                   ============

Net asset value per share:
  ($481,300,864 / 62,849,878 shares of
  common stock issued and outstanding) ..........................         $7.66
                                                                          =====

See Notes to Financial Statements.

Right Column

--------------------------------------------------------------------------------
The BlackRock Income Trust Inc.
Statement of Operations
Year Ended October 31, 1995
--------------------------------------------------------------------------------

Net Investment Income
Income
  Interest (net of premium amortization of $14,689,422
    and interest expense of $14,015,202) ........................  $ 36,975,703
                                                                   ------------
Expenses
  Investment advisory ...........................................     3,040,686
  Administration ................................................       935,596
  Reports to shareholders .......................................       245,000
  Custodian .....................................................       228,000
  Transfer agent ................................................       185,000
  Directors .....................................................        76,500
  Audit .........................................................        58,500
  Legal .........................................................        17,500
  Miscellaneous .................................................       247,131
                                                                   ------------
    Total operating expenses ....................................     5,033,913
                                                                   ------------
Net investment income ...........................................    31,941,790
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments (Note 3)
Net realized gain (loss)
  Investments ...................................................     4,472,533
  Futures .......................................................   (16,849,861)
  Short sales ...................................................    (4,136,728)
  Options .......................................................         5,050
                                                                   ------------
                                                                    (16,509,006)
                                                                   ------------
Net change in unrealized appreciation
  Investments ...................................................    57,086,842
  Futures .......................................................       249,856
  Options .......................................................        16,825
                                                                   ------------
                                                                     57,353,523
                                                                   ------------
  Net gain on investments .......................................    40,844,517
                                                                   ------------
Net Increase In Net Assets
Resulting from Operations .......................................  $ 72,786,307
                                                                   ============

See Notes to Financial Statements.

Left Column

--------------------------------------------------------------------------------
The BlackRock Income Trust Inc.
Statement of Cash Flows
Year Ended October 31, 1995
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
Cash flows used for operating activities:
  Interest received ...........................................   $  62,434,212
  Operating expenses paid .....................................      (4,482,364)
  Interest expense paid .......................................     (11,164,294)
  Proceeds from disposition of short-term
    portfolio investments including options, net ..............       1,314,228
  Purchase of long-term portfolio investments .................  (1,958,705,447)
  Proceeds from disposition of long-term
    portfolio investments .....................................   1,869,672,473
  Variation margin on futures .................................     (17,130,350)
                                                                  -------------
  Net cash flows used for operating activities ................     (58,061,542)
                                                                  -------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ...................     105,152,211
  Cash dividends paid .........................................     (47,111,805)
                                                                  -------------
  Net cash provided by financing activities ...................      58,040,406
                                                                  -------------
Net decrease in cash ..........................................         (21,136)
Cash at beginning of year .....................................         359,145
                                                                  -------------
Cash at end of year ...........................................   $     338,009
                                                                  =============

Reconciliation of Net Increase in Net
Assets to Net Cash Used for
Operating Activities
Net increase in net assets resulting from
  operations ..................................................   $  72,786,307
                                                                  -------------
Decrease in investments .......................................       5,743,240
Increase in interest receivable ...............................        (292,694)
Increase in receivable for investments sold ...................     (35,597,200)
Decrease in depreciation on mortgage swap .....................      (6,899,198)
Increase in variation margin receivable .......................         (34,416)
Net realized loss .............................................      16,509,006
Increase in unrealized depreciation ...........................     (57,353,523)
Decrease in payable for investments purchased .................     (53,398,726)
Decrease in interest payable ..................................        (102,513)
Increase in depreciation of interest rate cap .................          48,501
Decrease in options ...........................................         (21,875)
Increase in accrued expenses and other
  liabilities .................................................         551,549
                                                                  -------------
  Total adjustments ...........................................    (130,847,849)
                                                                  -------------
Net cash used for operating activities ........................   $ (58,061,542)
                                                                  =============

Right Column

--------------------------------------------------------------------------------
The BlackRock Income Trust Inc.
Statements of Changes
in Net Assets
--------------------------------------------------------------------------------
Increase (Decrease)                                   Years Ended October 31,
in Net Assets                                          1995             1994
                                                      ------           ------
Operations:

  Net investment income .......................   $ 31,941,790     $ 45,805,294

  Net realized loss on investments,
    short sales, futures and options ..........    (16,509,006)     (17,177,241)

  Net change in net unrealized
    appreciation (depreciation) on
    investments, short sales,
    futures and options .......................     57,353,523      (73,508,164)
                                                  ------------     ------------
  Net increase (decrease) in
    net assets resulting from
    operations ................................     72,786,307      (44,880,111)

Dividends from net investment
  income ......................................    (41,413,664)     (49,223,493)

Distributions in excess of net
  investment income ...........................       (192,946)           -

Return of capital .............................     (5,530,167)           -
                                                  ------------     ------------
  Total increase (decrease) ...................     25,649,530      (94,103,604)

Net Assets

  Beginning of year ...........................    455,651,334      549,754,938
                                                  ------------     ------------
  End of year .................................   $481,300,864     $455,651,334
                                                  ============     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock Income Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------

                                                                            Year Ended October 31,

PER SHARE OPERATING PERFORMANCE:                          1995       1994        1993        1992         1991
                                                       --------    --------    --------    --------     --------
Net asset value, beginning of year                     $   7.25    $   8.75    $   8.90    $   9.43     $   8.49
                                                       --------    --------    --------    --------     --------

  Net investment income (net of $.22, $.10, $.09, $.09,
    and $.07, respectively, of interest expense)            .51         .73         .91         .74         1.05
  Net realized and unrealized gain (losses) on
    investments, short sales, futures and
    options                                                 .65       (1.45)       (.21)       (.31)         .92
                                                       --------    --------    --------    --------     --------
Net increase (decrease) from investment operations         1.16        (.72)        .70         .43         1.97
                                                       --------    --------    --------    --------     --------
Dividends from net investment income                       (.66)       (.78)       (.85)       (.83)       (1.03)
Distributions in excess of net investment income             -           -           -         (.05)          -
Return of capital distribution                             (.09)         -           -         (.08)          -
                                                       --------    --------    --------    --------     --------
  Total dividends and distributions                        (.75)       (.78)       (.85)       (.96)       (1.03)
                                                       --------    --------    --------    --------     --------
Net asset value, end of year*                          $   7.66    $   7.25    $   8.75    $   8.90     $   9.43
                                                       ========    ========    ========    ========     ========

Per share market value, end of year*                   $   7 1/4   $   6 3/8   $   8 3/8   $   9 1/8    $  10 1/8
                                                       ========    ========    ========    ========     ========

TOTAL INVESTMENT RETURN+                                  26.50%     (15.31%)      1.01%       (.55%)      37.55%
RATIOS TO AVERAGE NET ASSETS:
Operating expenses                                         1.08%       1.10%       1.03%       1.02%        1.07%
Net investment income                                      6.85%       9.21%      10.19%       7.85%       11.95%
SUPPLEMENTAL DATA:
Average net assets (in thousands)                       $466,449    $496,707    $558,530    $582,984     $541,488
Portfolio turnover                                          267%        223%        121%        131%         261%
Net assets, end of year (in thousands)                  $481,301    $455,651    $549,755    $555,737     $582,845
Reverse repurchase agreements outstanding,
  end of year (in thousands)                            $214,438    $109,286    $ 74,700    $168,150     $ 83,025
Asset coverage++                                        $  3,244    $  5,169    $  8,360    $  4,305     $  8,020

----------------
* NAV and market value are published in The Wall Street Journal each Monday.
+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a  sale at the current market price on the last day of each year reported.  Dividends and distributions are assumed, for purposes of  this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan.  This calculation does not  reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
++ Per $1,000 of reverse repurchase agreement outstanding.
   The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data,  for each of the periods indicated.  This information has  been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

Left Column

--------------------------------------------------------------------------------
The BlackRock Income Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Accounting
Policies

The BlackRock Income Trust Inc. (the "Trust"), a Maryland corporation, is a diversified closed-end management investment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

    The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

    Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.



Right Column

    In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

    Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

    Option selling and purchasing is used by the Trust to effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the

Left Column

right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

    The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

    Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.



Right Column

    The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at the risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Securities Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust. The Trust did not engage in securities lending during the year ended October 31, 1995.

Mortgage Swaps: Mortgage swaps are a variation on interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or

Left Column

amortize) over time.  Mortgage swaps combine the fixed/floating  concept with an
amortizing   feature   that  is  indexed  to  mortgage   securities.   Scheduled
amortization and prepayments on the index pools reduce the notional amount.

    During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

    Mortgage swaps are intended to enhance the Trust's income earning ability by effectively owning mortgage pass-throughs and locking-in the financing rate at a very attractive spread to market levels. This allows mortgage pass-throughs to be held more cheaply than if they were owned outright and financed, but at a decreased level of liquidity.

    The Trust is exposed to credit loss in the event of non-performance by the other party to the mortgage swap. However, the Trust does not anticipate non-performance by any counterparty.

Interest Rate Caps: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed rate.

    Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short term rates. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short term rates, which the Trust experiences primarily in the form of leverage.

    The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount and amortizes premium on securities purchased using the interest method.



Right Column

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends and distributions monthly, first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

    Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: Effective November 1, 1993, the Trust began accounting and reporting for distributions to shareholders in accordance with Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. As a result of this statement, the Trust changed the classification of certain distributions to shareholders for financial reporting purposes. The cumulative effect of adopting the statement for the year ended October 31, 1995 was to decrease paid-in-capital in excess of par and increase undistributed net investment income by $5,722,006. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") and an Administration Agreement with Prudential Mutual Fund Management, Inc. ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

    The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly net assets. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of 0.20% of the first $500 million of the Trust's average weekly net assets and 0.15% of any excess.

    Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PMF pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

Left Column

    On February 28, 1995, the Adviser was acquired by PNC Bank, NA. Following the acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management businesses.

Note 3.  Portfolio
Securities

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended October 31, 1995 aggregated $1,902,257,887 and $1,847,699,685, respectively.

    The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments will generally exceed 25% of its portfolio assets. At October 31, 1995, the Trust held 3.1% of its portfolio assets in illiquid securities including 1.0% of its portfolio assets in securities restricted as to resale.

    The federal income tax basis of the Trust's investments at October 31, 1995 was $706,972,559 and, accordingly, net unrealized depreciation for federal income tax purposes was $13,177,975 (gross unrealized appreciation-$19,271,562; gross unrealized depreciation-$32,449,537).

    For federal income tax purposes, the Trust has a capital loss carryforward at October 31, 1995 of approximately $64,731,200 of which approximately $6,398,700 will expire in 1997, approximately $4,473,500 will expire in 1998, approximately $15,072,600 will expire in 2001, approximately $23,358,200 will expire in 2002 and approximately $15,428,200 will expire in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

    During the year ended October 31, 1995, the Trust entered into financial futures contracts. Details of open contracts at October 31, 1995 are as follows:


                                                        Value at    Unrealized
Number of                   Expiration    Value at     October 31, Appreciation/
Contracts     Type            Date       Trade Date       1995    (Depreciation)
---------  -----------      ----------   ----------    -----------  ------------
           Short positions:
  48        5 yr. T-Note     March 1996  $ 5,178,390   $ 5,199,000    $ (20,610)
  362      10 yr. T-Note     Dec. 1995    39,832,145    40,374,311     (542,166)

Long positions:
  32       30 yr. T-Bond     March 1996    3,728,240     3,735,000        6,760
  157       5 yr. T-Note     Dec. 1995    16,943,686    17,007,516       63,829
  180      30 yr. T-Bond     Dec. 1995    20,868,225    21,071,250      203,025
  370       2 yr. T-Bond     Dec. 1995    38,336,843    38,494,453      157,610
                                                                      ---------
                                                                      $(131,552)
                                                                      =========



Right Column

    Transactions in options during the year ended October 31, 1995 were as follows:



                                                         Number
                                                           of
                                                        Contracts     Premiums
                                                        ----------    --------

Options outstanding at October 31, 1994 ..............     200        $  5,050
Options expired ......................................    (200)         (5,050)
                                                          -----       --------
Options outstanding at October 31, 1995 ..............       0        $      0
                                                          =====       ========

  The Trust entered into a FNMA mortgage swap with an original notional amount of $150 million. Under this agreement, the Trust receives a fixed rate and pays a floating rate. The swap settled on October 27, 1993. Details of this swap is as follows:

 Current
Notional
 Amount           Fixed                                   Termination     Unrealized
 (000)     Type    Rate         Floating Rate                 Date       Depreciation
--------   ----   -----  ------------------------------   -----------    ------------

$104,052   FNMA     8%   1-mo. LIBOR minus 15 basis pts.    Oct.'96      $(2,502,451)


    The Trust entered into an interest rate cap which settled on November 5, 1991 with a notional amount of $200 million. Under this agreement, the Trust receives the excess, if any, of three-month LIBOR over the fixed rate of 8.50%. The agreement terminates on November 5, 1996. At October 31, 1995 unrealized depreciation was $692,328.

Note 4. Borrowings

Reverse Repurchase Agreements: The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

    The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 1995 was approximately $196,626,500 at a weighted average interest rate of approximately 5.92%. The maximum amount of reverse repurchase agreements outstanding at any month-end during the year was $244,433,638 as of July 31, 1995, which was 29.9% of total assets.

Dollar Rolls: The Trust enters into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

Left Column

    The average weekly balance of dollar rolls outstanding during the year ended October 31, 1995 was approximately $4,725,217. The maximum amount of dollar rolls outstanding at any month-end during the year was $27,392,666 as of June 30, 1995, which was 3.5% of total assets.

Note 5. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 62,849,878 shares outstanding at October 31, 1995, the Adviser owned 10,753 shares.

Right Column



Note 6. Dividends

Subsequent to October 31, 1995, the Board of Directors of the Trust declared dividends from undistributed earnings of $0.0625 per share payable November 30, 1995 and December 29, 1995 to shareholders of record on November 15, 1995 and December 15, 1995 and $0.046875 per share payable January 31, 1995 to shareholders of record on January 16, 1995, respectively.


Note 7. Quarterly Data
(Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
                                             Net realized and
                                                 unrealized
                                              gain (losses) on
                                                 investments,    Net increase (decrease)
                                                 short sales         in net assets              Dividends
                           Net investment        futures and         resulting from                and                  Period end
Quarterly                     income               options             operations             distributions Share price  net asset
 period     Total income  Amount  Per share  Amount  Per share   Amount    Per share    Amount   Per share   High     Low   value
---------   ------------  ------  ---------  ------  ---------   ------    ---------    ------   ---------   ----     ---   ------
November 1,
 1993 to
 January 31,
 1994       $13,196,365   $ 8,584,248 $.14   $(12,850,059) $(.21) $ (4,265,811) $(.07)  $13,348,984 $.212    $8 5/8   $7 3/4 $8.47

February 1,
 1994 to
 April 30,
 1994         7,657,185     9,529,620  .15    (41,634,010)  (.66)  (32,104,390)  (.51)   12,306,006  .196     8 1/2    7      7.76

May 1,
 1994 to
 July 31,
 1994        18,431,996    16,068,999  .26     31,105,782    .49    47,174,781    .75    11,784,274  .188     7 3/8    6 5/8  7.55

August 1,
 1994 to
 October 31,
 1994        11,977,840    11,622,427  .18    (67,307,118) (1.07)  (55,684,691)  (.89)   11,784,229  .188     7 1/4    6 1/8  7.25

November 1,
 1994 to
 January 31,
 1995         7,966,522     6,718,106  .11      6,924,347    .11    13,642,453    .22    11,784,164  .188     6 7/8    5 7/8  7.28

February 1,
 1995 to
 April 30,
 1995        13,875,262    12,635,132  .20     12,679,455    .20    25,314,587    .40    11,784,196  .188     7 1/4    6 5/8  7.49

May 1,
 1995 to
 July 31,
 1995         9,186,628     7,888,261  .13      4,537,191    .07    12,425,452    .20    11,784,243  .188     7 3/8     6 7/8 7.50

August 1,
 1995 to
 October 31,
 1995         5,947,291     4,700,291  .07     16,703,524    .27    21,403,815    .34    11,784,174  .188     7 3/8     6 7/8 7.66
------------------------------------------------------------------------------------------------------------------------------------

                                       16


--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------


The Shareholders and Board of Directors of
The BlackRock Income Trust Inc.:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Income Trust Inc. as of October 31, 1995 and the related statements of operations and of cash flows for the year then ended and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Income Trust Inc. at October 31, 1995 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, New York
December 8, 1995

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

    We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1995.

    During the fiscal year ended October 31, 1995, the Trust paid dividends and distributions of $0.7500 per share of which $0.6620 is taxable as ordinary income and $0.0880 is a non-taxable return of capital. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1995 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

    For the purpose of preparing your 1995 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1996.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan below net asset value.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividend or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders, or to its charter or by-laws, or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective

The Trust's investment objective is to manage a portfolio of high quality securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States Treasury securities having the same maturity as the average dollar weighted maturity of the Trust's investments.

Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds, which trade on either the New York or American stock exchanges, several open-end funds and separate accounts for more than 80 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, the nation's eleventh largest banking organization.

What Can the Trust Invest In?

The Trust will invest at least 65% of its assets in mortgage-backed securities. At least 85% of the Trust's assets must be rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase; of this 85% at least 80% of the Trust's assets must be rated at least "AAA" by Standard & Poor's at the time of purchase while the remaining 5% can be invested in securities at least "AAA" by Standard & Poor's, "Aaa" by Moody's or deemed "AAA" by the Advisor at the time of purchase. Additionally, 15% of the Trust's assets can be invested in securities rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. government securities, securities backed by government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities.

What is the Adviser's Investment Strategy?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula. In seeking the investment objective, the Adviser may actively manage among various types of securities in different interest rate environments.

Traditional mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread above Treasuries due to the uncertainty of the timing of their cash flows as they are subject to changes in the rate of prepayments when interest rates change and either a larger or smaller proportion of mortgage holders refinance their mortgages or move. While mortgage-backed securities offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

Multiple-class mortgage pass-through securities, or collateralized mortgage obligations (CMOs), are also an investment that may be used in the Trust's portfolio. These securities are issued in multiple classes each of which has a different coupon rate, stated maturity and prioritization on the timing of receipt of cash flows coming from interest and principal payments on the underlying mortgages. Principal prepayments can be allocated among the different classes of a CMO in a number of ways; for instance, they can be applied to each of the classes in the order of their respective stated maturities. This feature allows an investor to better plan the average life of their investment. As a result, these securities may be used by the Trust to help manage prepayment risk and align the assets of the portfolio more closely with its targeted average life.

Additionally, in order to attempt to protect the portfolio from interest rate risk, the Adviser will attempt to locate securities with call protection, such as commercial mortgage-backed securities with prepayment penalties or lockouts. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in the Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33-1/3% of total assets.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of shareholders.

Special Considerations and Risk Factors Relevant to the Trust

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Investment Objective. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

Dividend Considerations. Dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

Leverage. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Mortgage-Backed and Asset-Backed Securities. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                         THE BLACKROCK INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

Adjustable Rate Mortgage-Backed
Securities  (ARMs):                Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over the  market  levels  of  interest  rates  as  reflected  in specified indexes. ARMS are backed by mortgage loans secured by real property.

Asset-Backed Securities:           Securities backed by various types of receivables such as automobile and credit card receivables.

Closed-End  Fund:                  Investment  vehicle  which  initially  offers  a  fixed  number  of  shares and trades on a stock exchange.  The fund invests in a portfolio of securities in accordance with its stated investment objectives  and  policies.  One  of the advantages of a closed-end fund is the diversification it provides through its multiple holdings.

Collateralized
Mortgage Obligations (CMOs):       Mortgage-backed securities which separate mortgage pools  into  short-,  medium-,  and  long-term securities with different priorities for receipt of principal and interest.  Each class is paid a fixed or floating rate of interest at regular intervals.  Also  known  as multiple-class mortgage pass-throughs.

Discount:                          When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.

Dividend:                          This  is  income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

Dividend Reinvestment:             Shareholders  may  elect  to  have all distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.

FHA:                               Federal  Housing  Administration,  a  government  agency  that  facilitates  a secondary mortgage market  by  providing  an  agency  that  guarantees  timely  payment of interest and principal on mortgages.

FHLMC:                             Federal  Home  Loan  Mortgage  Corporation,  a  publicly  owned,  federally chartered corporation that  facilitates  a  secondary  mortgage  market  by  purchasing  mortgages from lenders such as savings  institutions  and  reselling  them  to investors by means of mortgage-backed securities.
                                   Obligations  of  FHLMC  are  not  guaranteed  by the U.S. government, however; they are backed by
                                   FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.

FNMA:                              Federal  National  Mortgage  Association,  a  publicly  owned,  federally  chartered  corporation that  facilitates  a  secondary  mortgage  market  by  purchasing  mortgages from lenders such as savings  institutions  and  reselling  them  to investors by means of mortgage-backed securities.
                                   Obligations  of  FNMA  are  not  guaranteed  by  the U.S. government, however; they are backed by
                                   FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.

GNMA:                              Government  National  Mortgage  Association,  a  government  agency  that facilitates a secondary mortgage  market  by  providing  an  agency  that  guarantees  timely  payment  of  interest  and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S.
                                   Treasury. Also known as Ginnie Mae.

Government Securities:             Securities  issued  or  guaranteed  by  the U.S. government, or one of its agencies or instrumen-
                                   talities,  such  as  GNMA  (Government  National  Mortgage  Association),  FNMA (Federal National
                                   Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation).

Interest-Only Securities (I/O):    Mortgage  securities  that  receive  only  the  interest  cash  flows  from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.



Market Price:                      Price per share of a security trading in the secondary market. For a closed-end fund, this is the price  at  which  one  share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Mortgage Dollar Rolls:             A  mortgage  dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery  in  the  current month and simultaneously contracts to repurchase substantially similar
                                   (although  not  the  same)  securities  on a specified future date. During the "roll" period, the
                                   Trust does not receive principal and interest payments on the securities, but is compensated  for giving up these payments by the difference in the current sales price (for which the security  is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

Mortgage Pass-Throughs:            Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.

Multiple-Class Pass-Throughs:      Collateralized Mortgage Obligations.

Net Asset Value (NAV):             Net  asset  value  is  the  total  market  value of all securities held by the Trust, plus income accrued  on  its  investments,  minus  any liabilities including accrued expenses, divided by the total number of outstanding shares.  It is the underlying value of a single share on a given day.
                                   Net asset value for the Trust is calculated weekly and published in  Barron's on Saturday and The
                                   Wall Street Journal each Monday.

Principal-Only Securities (P/O):   Mortgage  securities  that  receive  only  the  principal  cash  flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a Strip.

Project Loans:                     Mortgages for multi-family, low- to middle-income housing.

Premium:                           When a fund's stock price is greater than its net asset value,  the fund is said to be trading at a premium.

REMIC:                             A real estate mortgage investment conduit  is  a  multiple-class  security  backed  by  mortgage-
                                   backed securities or whole mortgage loans and formed as a  trust,  corporation,  partnership,  or segregated pool of assets that elects to  be  treated  as  a  REMIC  for  federal  tax  purposes.
                                   Generally,  Fannie  Mae REMICs are formed as trusts and are backed by mortgage-backed securities.

Residuals:                         Securities  issued  in  connection  with  collateralized  mortgage  obligations  that   generally
                                   represent  the  excess  cash  flow  from  the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.

Reverse Repurchase Agreements:     In a reverse repurchase agreement,  the  Trust  sells securities and agrees to repurchase them at a mutually agreed date and price.  During this time, the Trust continues to receive the principal and interest payments from that security.  At  the  end  of the term, the Trust receives the same securities that were sold for the same initial dollar  amount  plus interest on the cash proceeds of the initial sale.

Strips:                            Arrangements  in  which  a  pool  of  assets is separated into two classes that receive different
                                   proportions   of   the  interest  and  principal  distribution  from  underlying  mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BlackRock Financial Management, Inc.
                           Summary of Closed-End Funds
--------------------------------------------------------------------------------

Taxable Trusts
--------------------------------------------------------------------------------------------
                                                                  Stock             Maturity
Perpetual Trusts                                                  Symbol              Date
                                                                  ------            --------
The BlackRock Income Trust Inc.                                    BKT                 N/A
The BlackRock North American Government Income Trust Inc.          BNA                 N/A

Term Trusts
The BlackRock 1998 Term Trust Inc.                                 BBT                12/98
The BlackRock 1999 Term Trust Inc.                                 BNN                12/99
The BlackRock Target Term Trust Inc.                               BTT                12/00
The BlackRock 2001 Term Trust Inc.                                 BLK                06/01
The BlackRock Strategic Term Trust Inc.                            BGT                12/02
The BlackRock Investment Quality Term Trust Inc.                   BQT                12/04
The BlackRock Advantage Term Trust Inc.                            BAT                12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.          BCT                12/09


Tax-Exempt Trusts
---------------------------------------------------------------------------------------------
                                                                   Stock             Maturity
Perpetual Trusts                                                   Symbol              Date
                                                                   ------            --------
The BlackRock Investment Quality Municipal Trust Inc.              BKN                 N/A
The BlackRock California Investment Quality Municipal Trust Inc.   RAA                 N/A
The BlackRock Florida Investment Quality Municipal Trust           RFA                 N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.   RNJ                 N/A
The BlackRock New York Investment Quality Municipal Trust Inc.     RNY                 N/A

Term Trusts

The BlackRock Municipal Target Term Trust Inc.                     BMN                12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.               BRM                12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.    BFC                12/08
The BlackRock Florida Insured Municipal 2008 Term Trust            BRF                12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.      BLN                12/08
The BlackRock Insured Municipal Term Trust Inc.                    BMT                12/10


                     If you would like further information
                 please call BlackRock at (800) 227-7BFM (7236)
                     or consult with your financial advisor.

Left Column

BlackRock

Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

Officers
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Kevin J. Mahoney, Assistant Treasurer
Karen H. Sabath, Secretary

Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Independent Auditors
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022

  This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.
          The BlackRock Income Trust Inc.
    c/o Prudential Mutual Fund Management, Inc.
                   32nd floor
               One Seaport Plaza
               New York, NY 10292
                 (800) 227-7BFM
                                       09247F-10-0

Right Column

The BlackRock
Income
Trust Inc.
------------------------------------------------
Annual Report
October 31, 1995